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                                                                    EXHIBIT 99.1

February 10, 1999



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We have read the first paragraph of item 4 included in the attached Form 8-K dated February 8, 1999 of Edelbrock Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



BDO Seidman LLP